UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2025

Progyny, Inc.
(Exact name of Registrant as Specified in Charter)

Delaware	001-39100	27-2220139
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1359 Broadway New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)
(212) 888-3124
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PGNY	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Progyny, Inc. (the “Company”) announced that the employment of Michael Sturmer, the Company’s President, will cease, effective as of December 31, 2025. In connection with the cessation of his employment, Mr. Sturmer will be entitled to receive the severance payments and benefits in accordance with the existing terms of his employment agreement with the Company dated December 17, 2021 (as previously filed by the Company with the Securities and Exchange Commission). The Company thanks Mr. Sturmer for his many accomplishments over the past five years. As the Company has significantly enhanced the experience and depth of its executive leadership through the addition of its Chief Commercial Officer, Chief Technology Officer, Chief Operating Officer and Chief Product Officer over the past two years, the Company is not naming a successor to the role of President.

In order to ensure the continuity of certain projects and other strategic initiatives that began under his tenure, Mr. Sturmer has entered into a consulting agreement with the Company (the “Consulting Agreement”), pursuant to which Mr. Sturmer will serve as a non-employee consultant to the Company through December 31, 2026. Under the terms of the Consulting Agreement, Mr. Sturmer will be entitled to receive an annual advisory fee of $250,000. In addition, if Mr. Sturmer continues to provide such services through June 30, 2026, then his outstanding and vested options will remain exercisable beyond their existing expiration date for a proportional period to the period of consulting services provided by Mr. Sturmer under the Consulting Agreement.

The foregoing description of the Consulting Agreement is qualified in its entirety by the full text of the Consulting Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progyny, Inc.

Dated: December 17, 2025
	By:	/s/ Peter Anevski
Peter Anevski
Chief Executive Officer